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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      February 28, 2007 (February 27, 2007)

                           DECORATOR INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Pennsylvania                   1-7753                25-1001433
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           (State of                  (Commission             (IRS Employer
         Incorporation)               File Number)         Identification No.)

    10011 Pines Boulevard, Pembroke Pines, Florida               33024
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (954) 436-8909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 27, 2006, registrant issued a press release announcing its financial results for the fiscal quarter and fiscal year ended December 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1    Press release, dated February 27, 2007 issued by
                Decorator Industries, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DECORATOR INDUSTRIES, INC.
                                                     (Registrant)


Date: February 28, 2007                              By: /s/  Michael K. Solomon
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                                                         Michael K. Solomon
                                                         Vice President